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AMERICAN EXPRESS
Financial Direct

Strategist World Fund, Inc.

1996 Annual Report


Strategist Emerging Markets Fund
Strategist World Growth Fund
Strategist World Income Fund
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Table of contents
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From the portfolio managers................................................1

Independent auditors' report...............................................5

Financial statements (Strategist World Fund, Inc.).........................6

Notes to financial statements (Strategist World Fund, Inc.)................9

Independent auditors' report (World Growth Portfolio).....................14

Financial statements (World Growth Portfolio).............................15

Notes to financial statements (World Growth Portfolio)....................18

Investments in securities (World Growth Portfolio)........................24

Notes to investments in securities (World Growth Portfolio)...............40

Independent auditors' report (World Income Portfolio).....................42

Financial statements (World Income Portfolio).............................43

Notes to financial statements (World Income Portfolio)....................46

Investments in securities (World Income Portfolio)........................51

Notes to investments in securities (World Income Portfolio)...............58

Federal income tax information............................................60
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From the portfolio manager

Strategist World Growth Fund

(photo of Richard Lazarchic)
Richard Lazarchic
Portfolio Manager

Strategist World Growth Fund began operations just after a period of very strong performance among overseas stocks, primarily in emerging markets in Latin American and Southeast Asia.
Unfortunately, the momentum was difficult to sustain after May.

Despite such sluggish returns generated by foreign markets in general through most of the summer, the Portfolio held its own thanks to successful stock selection. However, two particularly harsh months, July and October, resulted in an overall negative return for the period. In the five-and-a-half months since its inception, the Portfolio declined in value by slightly more than three percent.

Locking in profits

Although the Portfolio is heavily invested in stocks from around the world, including the U.S., I did raise the cash position to as high as approximately one-fifth of the Portfolio during the summer. That was partly the result of profit-taking in some stocks which provided dramatic, short-term gains for the Portfolio. For a time, I postponed reinvesting those profits in other stocks until conditions appeared more favorable.

By September, much of that money was again invested in stocks. Of particular interest have been emerging markets in Latin America and parts of Asia. For instance, holdings in Argentina represent the fifth-largest country exposure in the Portfolio, which far exceeds that nation's representation in world markets as a whole. I also added to the Portfolio's U.S. position in early fall, allowing shareholders to take advantage of continued bullish trends in the domestic market.

Foreign markets stumble late

As the Fund's fiscal year was coming to a close at the end of October, foreign markets were reeling. The Japanese market, which represents the Portfolio's largest exposure (about 14% of the Portfolio), lost 7% of its value in that month alone, tied to concerns about impending elections.

A number of technology stocks in Southeast Asia's emerging markets also went into a tailspin, a residual effect of a sell-off of technology issues in the U.S. in the summer.

However, to lessen the impact of downturns in a particular economy, region or industry, the Portfolio is broadly diversified. In particular, I have increased our holdings of stocks in the consumer products and natural resource sectors.
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Also, I am focusing more explicitly on stocks of companies that have demonstrated consistent, above-average earnings growth and the potential to maintain that trend. The Portfolio will typically avoid stocks that are dependent on the good fortune of local economies.

Brighter outlook

Looking forward, the fundamental economic and investment factors look favorable for most regions of the world. Latin America, where economic growth continues to be strong, is particularly attractive.

As has been the practice with this Portfolio, I will continue to diversify our investments, seeking out companies from across the globe and in a variety of industries that demonstrate positive growth potential.

/s/ Richard Lazarchic

Richard Lazarchic

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From the portfolio manager

Strategist World Income Fund

(photo of Ray Goodner)
Ray Goodner
Portfolio Manager

In the nearly six-month period of Strategist World Income Fund's operation in the past fiscal year, bond markets around the world performed favorably. As a result, the Fund logged a total return of 6.6% for the period form its inception in May.

This Portfolio seeks to benefit from investments in world bond market in two distinct ways. First, it attempts to capitalize on favorable interest rate trends in specific markets. As interest rates decline, bond values rise. Second, the Portfolio is positioned to benefit from favorable currency valuations between the dollar and foreign currencies.

A boom in emerging markets

The most favorable bond markets in the last few months were found in so-called emerging market nations, countries with fast-developing economies. In particular, the Portfolio benefitted from strong bond markets in Latin American nations such as Brazil, Argentina, Mexico and Venezuela. During the year, I increased the Portfolio's position in emerging markets, and that proved to be beneficial.

Other positive returns were achieved in some of Europe's higher-yielding markets, including Italy, Spain and Sweden. In those countries, bond prices rose and local currencies strengthened against the dollar, both positive factors for shareholders.

Major markets mark time

While some of the smaller countries represented in the Portfolio performed well, most major markets were flat or up modestly over the period. Notably, I reduced the Portfolio's U.S. holdings in the spring. In addition, the duration of our U.S. bond component was reduced, making it less susceptible to the effects of rising interest rates.

During the period, I also cut back on the Portfolio's Japanese bond holdings. This was based on concerns about the strength of the dollar versus the yen and the direction of Japan's bond market.

Other major markets, such as Germany and the United Kingdom, also failed to contribute significantly to performance in the past few months.

During that time, the Portfolio's cash level was raised to close to 20 percent. However, by the end of the fiscal year, much of that money was put back to work.
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Opportunities for the next year

In the coming months, it appears that emerging markets will continue to perform well. Currently, about 15% of the Portfolio's assets were devoted to emerging market investments. Additional areas of concentration include European markets and Japan, where I expect the yen to appreciate against the dollar, a favorable trend for shareholders. It is important to note that world bond and currency markets can change direction rapidly. Therefore, as has been my practice, I will use a selective approach to try to achieve positive investment returns while carefully monitoring trends that could affect the fortunes of specific markets and making necessary adjustments to the Portfolio.

/s/ Ray Goodner
Ray Goodner
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Federal income tax information

Strategist World Income Fund

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below will be reported to you on a Form 1099-DIV, Dividends and Distributions, next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

Strategist World Income Fund

Fiscal year ended Oct. 31, 1996

Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                  Per share

June 27, 1996                                 0.02443

Sept. 26, 1996                                0.06655

Total distributions                          $0.09098
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